CONESTOGA MID CAP

T i c k e r   S y m b o l :  CCMGX

Introducing the Conestoga Mid Cap Fund

The Conestoga Mid Cap Fund began operating on March 30, 2012 with assets of approximately $1.7 million.

“Conestoga Capital Advisors continues to grow its business at a controlled pace and we look for the Mid Cap Fund to add to our growth potential in the coming years. All of us at Conestoga are excited about the prospects for the Mid Cap Fund. We look forward to reporting our progress to you in future periods and we thank you for your trust and  confidence in us.”

-- Bill Martindale, Managing Partner

 Fund Objectives

The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. The Fund typically holds 35-45 mid capitalization stocks that have met Conestoga’s fundamentally based, higher-quality, sustainable growth investment criteria. Conestoga seeks companies that have positive earnings, and which we believe can grow those earnings for an extended period of time at a 12-15% rate.  We also seek companies with low debt levels, high returns on equity (ROE), and which have other high-quality characteristics.

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Management

William C. Martindale, Jr. and David M. Lawson are co-managers of the Fund. Robert M. Mitchell and Joseph F. Monahan add    research support.

Conestoga Mid Cap Investment Approach

The Mid Cap Fund is employing a strategy that is very similar to our Small Cap strategy, but invests in companies that are somewhat larger and more established than those in the Small Cap Fund. As with the Small Cap Fund, the Mid Cap Fund is investing in high quality companies that have leading positions in their industry and possess strong financial characteristics, including high returns on invested capital, the ability to generate excess cash flow and balance sheets with low levels of debt. The only major difference from the Small Cap strategy is that the Mid Cap Fund will focus on companies with market capitalizations between $2 billion and $10 billion.

We view the Mid Cap Fund as a natural extension of our Small Cap strategy and as complementary diversification to the Small Cap Fund. We are able to leverage our research capabilities and considerable knowledge base, which has been developed over many years of investing in Small Cap equities. Most of the positions in the Mid Cap Fund are in companies that we have followed closely, or owned, when they were Small Cap companies. In fact, the Mid Cap Fund may own up to ten positions that are also held in the Small Cap Fund, as long as they have at least a $2 billion market capitalization at the time of purchase. The Fund will hold 35 to 45 positions in companies that we believe can demonstrate at least 12% to 16% long-term earnings growth.

For Additional Information: Contact Mark Clewett, Director of Institutional Sales, at (484) 654-1380 or via email at    mclewett@conestogacapital.com.  You may also visit us on the web at www.conestogacapital.com.

Performance as of April 30, 2013

    QTD

      YTD        Since Inception (3-30-12)

Conestoga Mid Cap Fund                    -1.75%      7.00%       0.78%

Russell 2000

                   1.28%     14.41%    17.44%

Russell 2000 Growth

                   1.47%     13.15%    13.53%

Sector Weightings as of 4-30-13:

Consumer Discretionary

17.6%

Consumer Staples

  2.4%

Energy

  8.5%

Financial Services

  7.8%

Health Care

              13.4%

Materials & Processing

  1.7%

Producer Durables             22.1%

Technology

              18.9%

Utilities

  0.0%

Cash

  7.6%

Top Ten Equity Holdings as of 4-30-13:

Core Laboratories N.V.	4.40%
Tractor Supply Co.	3.73%
Markel Corp.	3.60%
Myriad Genetics Inc.	3.33%
Ansys Inc.	3.20%
Trimble Navigation Ltd.	3.18%
Verisk Analytics Inc. Cl.A.	3.15%
Polaris Industries Inc.	3.07%
I HS Inc. Cl. A.	2.89%
Copart Inc.	2.88%
*Total Percent of Portfolio:	33.43%

Market Capitalizations as of 4-30-13:

Mid Caps ( >$2 Bil)

  7.3%

Small Caps ($500 Mil

 78.3%

-$2 Bil)

Micro Caps (<$500 Mil)        6.9%

Cash

  7.6%

Fund Characteristics 4-30-13:

	CCASX	Russell 2000	Rusell 2000 Growth
P/E (1 Yr Fwd excl Neg)	20.3x	15.7x	17.4x
P/E (1 Yr Fwd)	20.3x	15.9x	18.0x
Earnings Growth	16.6%	12.6%	15.9%
PEG Ratio	1.22	1.26	1.13
Weighted Avg Mkt.Cap	$5,261 Mil	$10,243 Mil	$10,661 Mil
ROE - Last 5 Yr. Avg.	18.9%	12.0%	18.5%
Long-Term Debt/Capital	17%	40%	42%
Dividend Yield	0.67%	1.62%	1.15%

Number of Holdings	38	797

       461

Fund Information:

Ticker	CCMGX
CUSIP	207019308
Total Fund Net Assets (as of date)	$2.5 Mil
Inception Date	03/30/2012
Fiscal Year End	9/30

Annual Fund Operating Expenses:

Management Fee	0.85%
Distributions (12b-1) Fees	0.00%
Other Expenses (1)	0.65%
Total Annual Fund Operating Expenses	1.50%
Expense Limitation (2)	-0.15%
Total Net Operation Expenses	1.35%

Disclosures:

The Conestoga Mid Cap Fund can be purchased fund direct or is available through mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Conestoga Mid Cap Fund, Russell Mid Cap and Russell Mid Cap Growth characteristics are generated by Factset analytical system. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Mid Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, charges, and expenses which an investor should consider before investing.

(1)   The Fund has adopted a Shareholder Servicing Plan on behalf of the Investors Class that will allow the Fund to pay an annual fee of up to 0.25% of its average daily net assets for providing services to the Fund’s Investors Class shareholders.

(2)   Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.35% (for the Investors Class) and 1.10% (for the Institutional Class) of the Fund’s average daily net assets until at least March 30, 2013, subject to termination at any time at the option of the Fund. If it becomes unnecessary for the Adviser to waive fees or make     reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.